                               Table of Contents

                                        OVERVIEW
                          LETTER TO SHAREHOLDERS       1
                               ECONOMIC SNAPSHOT       2

                             PERFORMANCE SUMMARY
                               RETURN HIGHLIGHTS       4

                           PORTFOLIO AT A GLANCE
                                  CREDIT QUALITY       6
                   TWELVE-MONTH DIVIDEND HISTORY       6
                                TOP FIVE SECTORS       7
   NET ASSET VALUE AND COMMON SHARE MARKET PRICE       7
                Q&A WITH YOUR PORTFOLIO MANAGERS       8
                               GLOSSARY OF TERMS      11

                                  BY THE NUMBERS
                        YOUR TRUST'S INVESTMENTS      12
                            FINANCIAL STATEMENTS      23
                   NOTES TO FINANCIAL STATEMENTS      28
                  REPORT OF INDEPENDENT AUDITORS      32
                      DIVIDEND REINVESTMENT PLAN      33



       BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35
                    RESULTS OF SHAREHOLDER VOTES      36
                 TRUSTEE AND OFFICER INFORMATION      37

You have a time-tested partner in Van Kampen.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            6.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sept 00                                                                     6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sept 01                                                                     3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2002)

------------------------------
NYSE Ticker Symbol - VMT
------------------------------

-----------------------------------------------------------------------
One-year total return(1)                                      5.64%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      2.36%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       4.75%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  6.55%
-----------------------------------------------------------------------
Commencement date                                          08/26/88
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      5.97%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                  9.72%
-----------------------------------------------------------------------
Net asset value                                               $9.99
-----------------------------------------------------------------------
Closing common share market price                             $8.85
-----------------------------------------------------------------------
One-year high common share market price (09/17/01)            $9.25
-----------------------------------------------------------------------
One-year low common share market price (12/20/01)             $8.22
-----------------------------------------------------------------------
Preferred share (Series A) rate(4)                           1.273%
-----------------------------------------------------------------------
Preferred share (Series B) rate(4)                           1.499%
-----------------------------------------------------------------------
Preferred share (Series C) rate(4)                           1.310%
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 38.6% federal income tax rate.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of June 30, 2002
- AAA/Aaa............  72.8%   [PIE CHART]
- AA/Aa..............  12.2%
- A/A................   5.3%
- BBB/Baa............   6.8%
- Non-Rated..........   2.9%
As of June 30, 2001
- AAA/Aaa............  72.2%   [PIE CHART]
- AA/Aa..............   7.8%
- A/A................   6.4%
- BBB/Baa............   8.9%
- Non-Rated..........   4.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the year ended June 30, 2002, for common shares)

[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
7/01                                                                             0.044
8/01                                                                             0.044
9/01                                                                             0.044
10/01                                                                            0.044
11/01                                                                            0.044
12/01                                                                            0.044
1/02                                                                             0.044
2/02                                                                             0.044
3/02                                                                             0.044
4/02                                                                             0.044
5/02                                                                             0.044
6/02                                                                             0.044

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       JUNE 30, 2002                      JUNE 30, 2001
                                                                       -------------                      -------------
General Purpose                                                            27.20                              24.70
Transportation                                                             12.40                              10.40
Wholesale Electric                                                          8.70                               6.60
Health Care                                                                 8.30                              10.20
Public Education                                                            7.90                               7.40

Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--June 1992 through June 2002)
[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
6/92                                                                      10.6900                            11.3750
                                                                          10.9700                            11.5000
                                                                          10.6500                            12.0000
                                                                          11.0900                            11.6250
6/93                                                                      11.1300                            12.0000
                                                                          11.3700                            12.3750
                                                                          11.1700                            11.7500
                                                                           9.9300                            10.7500
6/94                                                                       9.9200                            11.1250
                                                                           9.8200                            10.2500
                                                                           9.3400                             9.7500
                                                                           9.9000                            11.0000
6/95                                                                       9.7600                            11.1250
                                                                           9.8600                            10.7500
                                                                          10.2400                            10.5000
                                                                           9.8800                            10.3750
6/96                                                                       9.7600                             9.8750
                                                                           9.9000                            10.2500
                                                                          10.0000                            10.3750
                                                                           9.8100                            10.1250
6/97                                                                      10.0100                            10.8750
                                                                          10.1800                            11.0000
                                                                          10.3500                            10.8120
                                                                          10.3200                            10.3120
6/98                                                                      10.2600                            10.8750
                                                                          10.5700                            11.0000
                                                                          10.3800                            10.8125
                                                                          10.1300                            10.6875
6/99                                                                       9.5600                             9.6250
                                                                           9.1500                             8.8750
                                                                           8.8000                             7.6250
                                                                           9.0200                             8.0625
6/00                                                                       9.0000                             8.6875
                                                                           9.1300                             8.3750
                                                                           9.6700                             8.3750
                                                                           9.7200                             8.7000
6/01                                                                       9.6200                             8.8900
                                                                           9.9400                             8.9000
                                                                           9.6100                             8.4800
                                                                           9.5500                             8.4100
6/02                                                                       9.9900                             8.8500

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM OF THE VAN KAMPEN MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2002. THE TRUST IS MANAGED BY THE ADVISER'S MUNICIPAL FIXED-INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE THOMAS BYRON, VICE PRESIDENT, ROBERT WIMMEL, VICE PRESIDENT, AND JACK REYNOLDSON, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE TRUST'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS?

A   The past 12 months have been
generally favorable for municipal bonds. While there have been both up and down periods within that time, the general trend has been for strong performance and increasing investor appetite.

    Much of the performance of municipal bonds over the first half of the period was driven by falling interest rates. The vigilance of the Federal Reserve Board ("the Fed") resulted in a string of interest-rate cuts that lasted through the end of 2001. Falling rates are generally beneficial for bonds, whose prices move in the opposite direction of their yields. Rates did not fall evenly across the yield curve, however. Uncertainty about the future prospects for economic growth kept longer-term rates higher than short-term rates, and the differential between the two increased throughout the period.

    The yield curve steepened still further through the second half of the period when it became clear that a turnaround in the economy was unlikely to happen as quickly as had been anticipated. During that time, investors also seemed to develop a growing mistrust of the equity markets in the wake of an ongoing string of high-profile accounting scandals. These scandals combined with a generally unfavorable equity market to make bonds and bond funds an increasingly popular choice for individual investors.

    Issuance in this environment was very heavy, and by some measures seems on track in the first six months of 2002 to surpass 1993, the previous record issuance year. Much of this activity has been driven by municipalities seeking to lock in lower financing rates by either refinancing existing debt or issuing entirely new bonds. In some cases, declining tax receipts have led issuers to the capital markets to help finance their ongoing activities. The surge in supply was generally well balanced against investors' appetite for municipal bonds.

Q   HOW DID THE TRUST PERFORM
    IN THIS ENVIRONMENT?

A   The portfolio continued to offer a
competitive level of tax-exempt income. The trust's monthly dividend of $.044 per share translated to a distribution rate of 5.97 percent based on the trust's closing common share market price on June 30, 2002. Based on these figures, investors would have to earn a distribution rate of 9.72 percent on a taxable investment (for an investor in the 38.6 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the 12 months ended June 30, 2002, the trust produced a total return of
5.64 percent based on common share market price. This reflects a decrease in common share market price from $8.89 per share on June 30, 2001, to $8.85 per share on June 30, 2002. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return, share price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 6.92 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT WERE THE KEY DRIVERS OF
    THE TRUST'S RELATIVE PERFORMANCE?

A   One of the key factors in the
trust's performance was its yield-curve positioning. Our analysis indicated that the intermediate part of the curve offered the best value, and we focused many of our purchases there. This proved to be a boon to performance, as the intermediate portion of the yield curve outperformed due to strong investor demand for this structure.

    The trust also benefited from our generally conservative stance. Given the turmoil in the economy and capital markets, we thought it prudent to avoid extreme interest-rate or credit positions. During the period, AAA-rated securities increased to 72.8 percent of long-term investments. This increase was offset by a corresponding decrease in A- and BBB-rated securities.

Q   WHAT STRATEGIES DID YOU USE
    TO MANAGE THE TRUST?

A   Much of the trading in this trust
involved taking profits from positions that met their performance targets and redeploying those assets into securities that we felt were likely to produce strong performance going forward. For example, in recent years we purchased several discount coupon bonds that we anticipated would benefit from declining interest rates. Those bonds appreciated considerably as interest rates fell. We sold these positions when they had reached their price targets in order to lock those gains into the portfolio. Similarly, we actively traded assets to attempt to capture value between various state markets as their bonds became more or less fully priced.

    In the process of trading, we also redeployed some of the portfolio's assets into bonds that we felt offered better characteristics for the next phase of the market. In some instances we looked for bonds with similar or slightly higher coupons and better structural characteristics. We also favored intermediate-maturity, premium-coupon bonds that are priced to their call date. We believe these securities offered the dual benefits of strong income as well as moderate vulnerability to changes in interest rates. The latter characteristic can be especially attractive during periods of rising interest rates.

    Falling interest rates have led many issuers to call their bonds in order to refinance them. The portfolio contained several such issues, and as a result had some of its holdings called away. This kind of activity is normal in times of low interest rates. We will continue to watch the portfolio closely for any additional issues that become eligible for refinancing.

Q   WHAT IS YOUR OUTLOOK FOR
    THE TRUST AND THE MARKETS IN THE COMING MONTHS?

A   The economic picture is very
murky at this time. It's far from clear when the economy may turn the corner, and some market participants are even talking about the potential for a double-dip recession. On a more positive note, inflation seems to be well under control, and the Fed seems unlikely to raise interest rates in the very near future. Ongoing volatility in the equity market should also continue to prove beneficial to municipal bonds.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1-percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-rate environments, while trusts with longer durations perform better when rates decline.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10 and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time-to-maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time-to-maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

June 30, 2002
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  154.9%
          ALABAMA  1.1%
$2,990    Jefferson Cnty, AL Wts Ser A (AMBAC Insd)... 5.000%   04/01/09   $  3,221,306
                                                                           ------------
          ALASKA  1.9%
 3,650    Alaska St Intl Arpt Rev Ser B (AMBAC
          Insd)....................................... 5.250    10/01/27      3,614,923
 1,575    Matanuska-Susitna Boro, AK Ctf Part Pub
          Safety Bldg Lease (FSA Insd)................ 5.750    03/01/16      1,698,811
                                                                           ------------
                                                                              5,313,734
                                                                           ------------
          ARIZONA  5.0%
 4,000    Arizona St Trans Brd Excise Tax Maricopa
          Cnty Regl Area Rd Fd........................ 5.500    07/01/04      4,274,640
 4,000    Arizona St Trans Brd Hwy Rev Sub Ser A
          Rfdg........................................ 4.750    07/01/11      4,115,320
 1,000    Maricopa Cnty, AZ Sch Dist 28 Ser B
          (Prerefunded @ 07/01/04) (FGIC Insd)........ 6.000    07/01/14      1,078,870
 4,375    Salt River Proj AZ Agric Impt Salt River
          Proj Ser A Rfdg............................. 5.250    01/01/06      4,730,031
                                                                           ------------
                                                                             14,198,861
                                                                           ------------
          ARKANSAS  0.7%
 2,000    Arkansas St Dev Fin Auth Hosp Rev Washington
          Regl Med Ctr................................ 7.375    02/01/29      2,119,220
                                                                           ------------

          CALIFORNIA  3.9%
 1,000    California St Dept Wtr Res Ctr Wtr Sys Ser X
          (FGIC Insd)................................. 5.000    12/01/29        987,460
 5,000    California St Univ Rev & Co Systemwide Ser A
          (AMBAC Insd)................................ 5.000    11/01/33      4,918,000
 5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (Escrowed to Maturity) (MBIA Insd)......   *      09/01/17      2,260,700
 2,000    North Orange Cnty, CA Cmnty Ser A (MBIA
          Insd)....................................... 5.000    02/01/27      1,978,700
 1,000    Santa Clara Cnty, CA Brd Ed Rfdg (MBIA Insd)
          (a)......................................... 5.000    04/01/25        991,200
                                                                           ------------
                                                                             11,136,060
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          COLORADO  3.1%
$1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)... 6.950%   08/31/20   $  1,161,740
 1,500    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)... 7.000    08/31/26      1,744,890
   925    Colorado Ed & Cultural Fac Auth Rev Charter
          Sch Jefferson Academy....................... 6.500    06/01/15        872,904
 1,535    Colorado Ed & Cultural Fac Auth Rev Charter
          Sch Jefferson Academy....................... 6.700    06/01/25      1,424,280
 1,200    Colorado Hlth Fac Auth Rev Catholic Hlth
          Initiatives................................. 5.250    09/01/21      1,202,076
 1,850    Montrose Cnty, CO Ctf Part.................. 6.350    06/15/06      1,948,087
   500    Regional Trans Dist CO Ctf Trans Vehicles
          Proj Ser A (AMBAC Insd)..................... 5.000    06/01/10        539,825
                                                                           ------------
                                                                              8,893,802
                                                                           ------------
          CONNECTICUT  1.4%
 1,750    Connecticut St Spl Oblig Pkg Rev Bradley
          Intl Arpt Ser A (ACA Insd).................. 6.600    07/01/24      1,846,862
 1,000    Hartford, CT Pkg Sys Rev Ser A.............. 6.500    07/01/25      1,035,270
 1,000    New Haven, CT Ser B Rfdg (FGIC Insd)........ 5.000    11/01/18      1,031,850
                                                                           ------------
                                                                              3,913,982
                                                                           ------------
          DISTRICT OF COLUMBIA  1.1%
   200    District of Columbia Ctf Part............... 6.875    01/01/03        203,986
 2,775    District of Columbia Hosp Rev Medlantic
          Hlthcare Ser A Rfdg (Escrowed to Maturity)
          (MBIA Insd)................................. 5.250    08/15/12      2,969,250
                                                                           ------------
                                                                              3,173,236
                                                                           ------------
          FLORIDA  11.2%
 1,250    Bay Cnty, FL Sales Tax Rev (AMBAC Insd)..... 5.125    09/01/32      1,242,875
 2,000    Clearwater, FL Infrastructure (FSA Insd).... 4.000    12/01/03      2,064,420
 1,000    Daytona Beach, FL Util Sys Rev Ser C Rfdg
          (FSA Insd).................................. 5.000    11/15/27        983,280
 2,500    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd)....................................... 5.950    07/01/20      2,778,225
 1,000    Florida St Brd Ed Lottery Rev Ser A
          (FGIC Insd)................................. 5.750    07/01/11      1,128,750
 2,000    Florida St Dept Env Protn Preservtn Rev Ser
          A (FGIC Insd)............................... 5.750    07/01/10      2,259,000
 1,000    Greater Orlando Aviation Auth Ser B (FSA
          Insd)....................................... 5.125    10/01/21        999,920

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$1,275    Gulf Breeze, FL Rev Miami Beach Loc Govt Ln
          E Tender (FGIC Insd)........................ 4.950%   12/01/20   $  1,333,624
 1,000    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist/Sunbelt Ser A..................... 6.000    11/15/31      1,020,260
 1,745    Hillsborough Cnty, FL Port Dist Tampa Port
          Auth Proj Ser A (MBIA Insd)................. 5.375    06/01/27      1,748,734
 1,000    Jea, FL Elec Sys Rev Ser 3 Ser A............ 5.500    10/01/41      1,007,300
 1,500    Miami Beach, FL Stormwtr Rev (FGIC Insd).... 5.250    09/01/25      1,515,660
 1,720    Miami Dade Cnty, FL Aviation Miami Intl Arpt
          (FGIC Insd)................................. 5.375    10/01/32      1,726,570
 3,000    Orange Cnty, FL Sch Brd Ctf Part Ser A
          (AMBAC Insd)................................ 5.250    08/01/14      3,253,350
 4,000    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd)....................................... 5.625    10/01/14      4,346,640
 2,000    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd)....................................... 5.500    10/01/31      2,057,020
 1,500    Palm Beach Cnty, FL Sch Brd Ser C (FSA
          Insd)....................................... 5.000    08/01/27      1,471,755
 1,115    Tallahassee, FL Lease Rev FL St Univ Proj
          Ser A (MBIA Insd)........................... 5.500    08/01/19      1,179,904
                                                                           ------------
                                                                             32,117,287
                                                                           ------------
          GEORGIA  14.8%
 4,918    Fulton Cnty, GA Lease Rev (d)............... 7.250    06/15/10      5,504,264
23,000    Georgia Loc Govt Ctf Part Grantor Tr Ser A
          (MBIA Insd)................................. 4.750    06/01/28     21,703,260
 2,635    Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
          Insd)....................................... 6.500    01/01/20      3,156,229
 3,000    Georgia Muni Elec Auth Pwr Rev Ser B Rfdg
          (FGIC Insd)................................. 6.250    01/01/17      3,521,550
 2,500    Georgia St Ser D............................ 6.000    10/01/05      2,770,825
 2,335    Georgia St Ser D............................ 6.000    10/01/06      2,631,872
   800    Royston, GA Hosp Auth Hosp Rev Ctf Ty Cobb
          Hlthcare Sys Inc. .......................... 6.700    07/01/16        790,712
 2,500    Royston, GA Hosp Auth Hosp Rev Ctf Ty Cobb
          Hlthcare Sys Inc. .......................... 6.500    07/01/27      2,373,075
                                                                           ------------
                                                                             42,451,787
                                                                           ------------
          HAWAII  0.5%
 1,390    University Hawaii Univ Sys Rev Ser B Rfdg
          (FSA Insd).................................. 5.250    10/01/14      1,486,049
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          ILLINOIS  19.3%
$4,000    Chicago, IL Brd Ed Chicago Sch Reform Ser A
          (AMBAC Insd)................................ 5.250%   12/01/27   $  3,986,480
 1,400    Chicago, IL Brd Ed Ser A (MBIA Insd)........ 5.500    12/01/28      1,432,592
 1,000    Chicago, IL O'Hare Intl Arpt Rev Second Lien
          Passenger Fac Ser B (AMBAC Insd)............ 5.500    01/01/16      1,070,670
 3,000    Chicago, IL Pk Dist Ser D (FGIC Insd)....... 5.000    01/01/29      2,887,080
 1,000    Chicago, IL Proj & Rfdg Ser C (FGIC Insd)... 5.750    01/01/14      1,100,540
 1,000    Chicago, IL Proj & Rfdg Ser C (FGIC Insd)... 5.750    01/01/15      1,097,700
 4,895    Chicago, IL Pub Bldg Comm Bldg Rev Ser A
          (Escrowed to Maturity) (MBIA Insd)..........   *      01/01/07      4,199,176
 1,000    Chicago, IL Ser B Rfdg (AMBAC Insd)......... 5.125    01/01/15      1,065,700
 2,000    Chicago, IL Wastewtr Transmission Rev Second
          Lien (MBIA Insd)............................ 5.750    01/01/25      2,103,620
 3,850    Chicago, IL Wastewtr Transmission Rev Second
          Lien Ser B (MBIA Insd)...................... 5.000    01/01/30      3,675,711
 3,000    Chicago, IL Wtr Rev Sr Lien (AMBAC Insd).... 5.000    11/01/31      2,864,430
 1,960    Cook Cnty, IL Cmnty Cons Sch Dist (FSA
          Insd)....................................... 5.500    12/01/13      2,182,676
 1,000    Cook Cnty, IL Ser A (FGIC Insd)............. 5.500    11/15/31      1,021,410
 3,230    Cook Cnty, IL Ser A Rfdg (MBIA Insd)........ 5.625    11/15/16      3,420,021
 1,000    Du Page, IL Wtr Commn Rfdg.................. 5.250    03/01/10      1,091,170
 2,000    Du Page, IL Wtr Commn Rfdg.................. 5.250    03/01/11      2,182,380
 2,310    Illinois Dev Fin Auth Rev Adventist Hlth Ser
          A (MBIA Insd)............................... 5.500    11/15/13      2,502,077
 2,500    Illinois Dev Fin Auth Rev Adventist Hlth Ser
          A (MBIA Insd)............................... 5.500    11/15/15      2,685,250
 1,335    Illinois Dev Fin Auth Rev Bradley Univ Proj
          (AMBAC Insd)................................ 5.375    08/01/24      1,353,276
 2,000    Illinois Ed Fac Auth Rev Lewis Univ......... 6.125    10/01/26      1,952,900
   250    Illinois Hlth Fac Auth Rev Loyola Univ Hlth
          Sys Ser A................................... 6.125    07/01/31        253,538
 3,205    Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg........................................ 6.000    11/15/23      3,236,377
 1,500    Illinois St First Ser (FGIC Insd)........... 5.375    11/01/14      1,617,510
 1,250    Sangamon Cnty, IL Ctf Part.................. 10.000   12/01/06      1,589,175
 7,455    Will Cnty, IL Fst Presv Dist Ser B (FGIC
          Insd).......................................   *      12/01/12      4,635,519
                                                                           ------------
                                                                             55,206,978
                                                                           ------------
          INDIANA  2.3%
 2,420    Brownsburg, IN Sch Bldg Corp First Mtg
          Brownsburg Cmnty Sch (MBIA Insd)............ 5.550    02/01/24      2,499,473
 1,000    Clark Pleasant, IN Cmnty Sch First Mtg
          (AMBAC Insd)................................ 5.500    07/15/18      1,057,400

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          INDIANA (CONTINUED)
$2,000    Indiana Transn Fin Auth Toll Rfdg (AMBAC
          Insd)....................................... 5.375%   07/01/09   $  2,158,660
 1,000    Petersburg, IN Pollutn Ctl Rev IN Pwr &
          Lt.......................................... 6.375    11/01/29        986,520
                                                                           ------------
                                                                              6,702,053
                                                                           ------------
          KANSAS  1.3%
 1,250    Kansas St Dev Fin Auth Rev Kansas St Proj
          (AMBAC Insd)................................ 5.500    03/01/16      1,343,988
 2,235    Sedgwick Cnty, KA Uni Sch Dist No. 259
          Wichita (MBIA Insd)......................... 5.500    09/01/11      2,470,770
                                                                           ------------
                                                                              3,814,758
                                                                           ------------
          KENTUCKY  3.5%
 2,190    Kenton Cnty, KY Arpt Brd Rev Cincinnati/
          Northn KY Intl Arpt Ser A Rfdg (MBIA
          Insd)....................................... 6.250    03/01/09      2,461,472
 5,000    Kentucky St Ppty & Bldgs Commn Proj No. 74
          Rfdg (FSA Insd)............................. 5.375    02/01/16      5,335,550
 2,000    Kentucky St Tpk Auth Econ Dev Revitalization
          Proj Rfdg (FSA Insd)........................ 5.500    07/01/07      2,214,720
                                                                           ------------
                                                                             10,011,742
                                                                           ------------
          LOUISIANA  0.6%
 1,500    Louisiana St Ser A (FGIC Insd).............. 5.500    11/15/08      1,672,515
                                                                           ------------

          MARYLAND  1.4%
 2,180    Baltimore, MD Cap Apprec Ser A (FGIC
          Insd).......................................   *      10/15/09      1,545,053
 1,470    Baltimore, MD Cap Apprec Ser A (Prerefunded
          @ 10/15/05) (FGIC Insd).....................   *      10/15/09      1,058,135
 1,500    Maryland St Econ Dev Corp Student Hsg Rev
          Collegiate Hsg Salisbury Ser A.............. 6.000    06/01/30      1,532,085
                                                                           ------------
                                                                              4,135,273
                                                                           ------------
          MASSACHUSETTS  3.6%
 2,000    Massachusetts Muni Whsl Elec Co Proj 6 A
          (MBIA Insd)................................. 5.250    07/01/15      2,118,480
 4,000    Massachusetts St Cons Ln Ser B (Prerefunded
          @ 03/01/12) (FSA Insd)...................... 5.500    03/01/17      4,482,320
 1,500    Massachusetts St Fed Hwy Grant Antic Nt Ser
          A........................................... 5.750    06/15/15      1,652,355
 1,000    Massachusetts St Hlth & Ed Fac Partn
          Hlthcare Sys Ser C.......................... 5.750    07/01/32      1,013,280
 1,000    Massachusetts St Indl Fin Agy Rev Higher Ed
          Hampshire College Proj...................... 5.625    10/01/12      1,028,380
                                                                           ------------
                                                                             10,294,815
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MICHIGAN  2.5%
$1,000    Grand Rapids, MI Wtr Supply Sys Rfdg (FGIC
          Insd)....................................... 5.750%   01/01/13   $  1,114,850
 1,180    Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmnty Hlth Ctr.................... 5.750    05/15/18      1,096,362
 1,000    Michigan St Hosp Fin Auth Rev Hosp Sparrow
          Oblig Group Rfdg............................ 5.625    11/15/31        973,320
 2,500    Michigan St Strategic Fd Detroit Ed Conv
          Rfdg (AMBAC Insd)........................... 4.850    09/01/30      2,601,275
 1,500    Michigan St Strategic Fd Detroit Edison
          Pollutn Ctl Ser B Rfdg...................... 5.650    09/01/29      1,496,355
                                                                           ------------
                                                                              7,282,162
                                                                           ------------
          MISSISSIPPI  0.6%
 1,500    Mississippi Hosp Equip & Fac MS Baptist Med
          Ctr Rfdg (MBIA Insd)........................ 6.000    05/01/13      1,594,635
                                                                           ------------

          MISSOURI  1.3%
 3,400    Missouri St Hwys & Trans Commst Rd Rev Ser
          A........................................... 5.500    02/01/08      3,759,584
                                                                           ------------

          NEBRASKA  0.5%
 1,500    Omaha Convention Hotel Corp NE Rev
          Convention Ctr First Tier Ser A (AMBAC
          Insd)....................................... 5.125    04/01/32      1,484,280
                                                                           ------------

          NEVADA  1.5%
 3,965    Clark Cnty, NV Bd Bk (FGIC Insd)............ 5.500    06/01/09      4,393,537
                                                                           ------------

          NEW JERSEY  2.2%
   540    New Jersey Hlthcare Fac Fin Auth Rev
          Trinitas Hosp Oblig......................... 6.500    07/01/05        566,984
 1,000    New Jersey St Trans Corp Cap Grant Antic Nt
          Ser B (AMBAC Insd).......................... 5.500    02/01/08      1,105,230
 2,000    New Jersey St Trans Corp Fed Trans Admin
          Grants Ser A (AMBAC Insd)................... 5.500    09/15/13      2,229,540
 2,095    New Jersey St Trans Tr Fd Auth Trans Sys Ser
          A........................................... 5.750    06/15/17      2,366,889
                                                                           ------------
                                                                              6,268,643
                                                                           ------------
          NEW MEXICO  1.7%
 4,500    Santa Fe, NM Gross Rcpt Tax Impt (AMBAC
          Insd)....................................... 5.250    06/01/13      4,866,840
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW YORK  16.4%
$2,500    Metropolitan Trans Auth NY Ser A Rfdg (AMBAC
          Insd)....................................... 5.000%   07/01/30   $  2,414,150
 5,000    Metropolitan Trans Auth NY Ser A Rfdg (FSA
          Insd)....................................... 5.000    11/15/30      4,832,050
 2,500    Nassau Cnty, NY Interim Fin Auth Sales Tax
          Secd Ser A.................................. 5.750    11/15/13      2,768,450
 5,900    New York City Ser A (b)..................... 7.000    08/01/04      6,437,372
 4,500    New York City Ser B (AMBAC Insd)............ 7.250    08/15/07      5,302,170
 1,885    New York City Ser C......................... 7.000    08/15/08      1,893,162
 1,000    New York City Ser H......................... 5.750    03/15/13      1,088,070
 6,930    New York City Trans Auth Trans Fac
          Livingston Plaza Proj Rfdg (Escrowed to
          Maturity) (FSA Insd)........................ 5.400    01/01/18      7,568,114
 3,000    New York City Trans Future Tax Secd Ser A
          Rfdg (a).................................... 5.500    11/01/26      3,290,100
 5,190    New York St Dorm Auth Rev Insd NY Univ Ser A
          (AMBAC Insd)................................ 5.500    07/01/11      5,767,751
 2,635    New York St Urban Dev Corp Rev Youth Fac.... 5.875    04/01/08      2,780,136
 2,680    Port Auth NY & NJ Consolidated 119th Ser
          (FGIC Insd)................................. 5.500    09/15/17      2,787,629
                                                                           ------------
                                                                             46,929,154
                                                                           ------------
          NORTH CAROLINA  5.1%
 3,000    North Carolina Eastern Muni Pwr Agy Pwr Sys
          Rev Ser D................................... 6.750    01/01/26      3,175,830
10,000    North Carolina Muni Pwr Agy No. 1 Catawba
          Elec Rev Rfdg (MBIA Insd)................... 6.000    01/01/12     11,445,500
                                                                           ------------
                                                                             14,621,330
                                                                           ------------
          OHIO  6.0%
 5,000    Akron Bath Copley, OH St Twp Hosp Dist Rev
          Summa Hosp Ser A............................ 5.375    11/15/18      4,610,900
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj........................................ 7.500    01/01/30      1,079,340
 1,000    Ohio St Air Quality Dev Auth Rev JMG Fdg Ltd
          Partn Proj Rfdg (AMBAC Insd)................ 6.375    04/01/29      1,090,720
 1,500    Ohio St Bldg Auth St Fac Admin Bldg Fd Proj
          A (FSA Insd)................................ 5.500    04/01/15      1,635,255
 1,000    Ohio St Com Sch Cap Fac Ser B............... 5.500    09/15/08      1,114,790
 1,000    Ohio St Higher Ed Cap Fac Ser II A.......... 5.250    12/01/06      1,097,700

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          OHIO (CONTINUED)
$3,000    Ohio St Tpk Comm Tpk Rev Ser A Rfdg (FGIC
          Insd)....................................... 5.500%   02/15/24   $  3,211,170
 3,000    University Cincinnati OH Gen Ser A (FGIC
          Insd)....................................... 5.500    06/01/09      3,331,980
                                                                           ------------
                                                                             17,171,855
                                                                           ------------
          OKLAHOMA  1.1%
 3,000    Grand Riv Dam Auth OK Rev Ser A Rfdg (FSA
          Insd)....................................... 5.000    06/01/12      3,209,400
                                                                           ------------

          OREGON  2.2%
 1,000    Clackamas Cnty, OR Sch Dist................. 5.500    06/01/10      1,115,720
 3,560    Oregon St Dept Admin Ser C Rfdg
          (MBIA Insd)................................. 5.250    11/01/17      3,725,504
 1,250    Portland, OR Cmnty College Dist Ser B....... 5.250    06/01/12      1,363,825
                                                                           ------------
                                                                              6,205,049
                                                                           ------------
          PENNSYLVANIA  9.8%
 1,500    Allegheny Cnty, PA San Auth Swr (MBIA
          Insd)....................................... 5.500    12/01/30      1,544,925
 1,000    Allegheny Cnty, PA Ser C-53 Rfdg (FGIC
          Insd)....................................... 5.500    11/01/14      1,089,350
 1,000    Greensburg Salem, PA Sch Dist Rfdg (FGIC
          Insd)....................................... 5.375    09/15/15      1,079,030
 2,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd) (c)............................. 10.170   06/18/15      2,719,775
 1,200    Harrisburg, PA Cap Apprec Nt Ser F Rfdg
          (AMBAC Insd)................................   *      09/15/14        674,736
 1,000    Lycoming Cnty, PA Auth College Rev PA
          College of Technology (AMBAC Insd).......... 5.350    07/01/26      1,014,390
 2,900    Philadelphia, PA (FSA Insd)................. 4.750    03/15/17      2,911,107
 2,600    Philadelphia, PA Auth for Indl Ser B (FSA
          Insd)....................................... 5.500    10/01/16      2,806,024
 7,385    Philadelphia, PA Sch Dist Ser A (MBIA
          Insd)....................................... 4.500    04/01/18      7,113,823
 4,570    Pittsburgh, PA Ser A (AMBAC Insd)........... 5.500    09/01/16      4,949,219
 2,000    Ridley Park, PA Hosp Auth Rev Taylor Hosp
          Ser A (Escrowed to Maturity)................ 6.000    12/01/13      2,261,420
                                                                           ------------
                                                                             28,163,799
                                                                           ------------
          SOUTH CAROLINA  0.4%
 1,000    Chesterfield Cnty, SC Sch Dist (FSA Insd)... 5.375    03/01/18      1,054,710
                                                                           ------------

          SOUTH DAKOTA  0.3%
   875    Deadwood, SD Ctf Part (ACA Insd)............ 6.375    11/01/20        922,548
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          TENNESSEE  2.0%
$2,000    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
          First Mtg Mtn St Hlth Ser A Rfdg (MBIA
          Insd)....................................... 7.500%   07/01/25   $  2,447,140
 2,500    Memphis, TN (Prerefunded @ 10/01/06)........ 5.250    10/01/14      2,761,050
   435    Tennessee Hsg Dev Agy Mtg Fin Ser A......... 7.125    07/01/26        450,786
                                                                           ------------
                                                                              5,658,976
                                                                           ------------
          TEXAS  15.2%
 2,050    Austin, TX Wtr & Wastewtr Rfdg (MBIA
          Insd)....................................... 5.750    05/15/12      2,267,731
 1,250    Brazos Riv Auth TX Pollutn Adj Elec Co Proj
          Ser C Rfdg.................................. 5.750    05/01/36      1,256,713
 1,430    Cameron Cnty, TX Ctf Oblig (AMBAC Insd)..... 5.750    02/15/15      1,556,312
 2,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airl Inc.................. 6.375    05/01/35      1,551,700
 2,000    Fort Worth, TX Wtr & Swr Rev Rfdg & Impt.... 5.500    02/15/05      2,149,660
 1,000    Harris Cnty, TX Hlth Fac Dev Mem Hermann
          Hlthcare Ser A.............................. 6.375    06/01/29      1,047,100
 2,000    Harris Cnty, TX Perm Impt Rfdg.............. 5.000    10/01/11      2,087,600
 4,820    Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd)......................   *      08/15/18      1,955,088
 1,000    Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd)......................   *      08/15/21        329,970
 2,105    Houston, TX Hotel Occupancy Tax & Spl Rev
          Convention & Entmt Ser B (AMBAC Insd)....... 5.750    09/01/15      2,313,311
 1,000    Houston, TX Public Impt Rfdg (FSA Insd)..... 5.750    03/01/15      1,093,580
 1,000    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser A
          Rfdg (FSA Insd)............................. 5.000    12/01/30        959,690
 2,000    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser B
          Rfdg (FGIC Insd)............................ 6.250    12/01/05      2,236,300
 1,500    Mesquite, TX Hlth Fac Dev Retirement Fac
          Christian A................................. 7.500    02/15/18      1,565,535
 1,100    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj......................... 7.200    01/01/21      1,148,246
 1,500    North Cent, TX Hlth Fac Dev Hosp Baylor
          Hlthcare Sys Proj Ser A..................... 5.125    05/15/29      1,416,405
 2,000    North Cent, TX Hlth Fac Dev Hosp Childrens
          Med Ctr Dallas (AMBAC Insd)................. 5.250    08/15/32      1,979,840
   137    Texas Muni Pwr Agy Rev (Escrowed to
          Maturity) (AMBAC Insd)......................   *      09/01/07        114,955
 3,388    Texas Muni Pwr Agy Rev (AMBAC Insd).........   *      09/01/07      2,828,312
 2,500    Texas St Pub Fin Auth Ser A Rfdg............ 5.250    10/01/07      2,748,000
 8,220    Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation Rfdg (FSA Insd)................. 5.500    09/01/13      8,492,986

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          TEXAS (CONTINUED)
$1,000    Texas Tech Univ Rev Fin Sys Seventh Ser
          (MBIA Insd)................................. 5.000%   08/15/25   $    972,550
 1,500    Texas Wtr Dev Brd Rev St Revolving Fd Sr
          Lien Ser B.................................. 5.250    07/15/17      1,555,245
                                                                           ------------
                                                                             43,626,829
                                                                           ------------
          UTAH  0.6%
 1,000    Salt Lake Cnty, UT College Rev Westminster
          College Proj................................ 5.750    10/01/27      1,000,160
   535    Utah St Hsg Fin Agy Single Family Mtg Ser B
          Class 2 (FHA/VA Gtd)........................ 6.250    07/01/14        572,049
                                                                           ------------
                                                                              1,572,209
                                                                           ------------
          VIRGINIA  0.9%
 2,275    Virginia Comwlth Trans Brd Northn VA Trans
          Dist Pgm Ser A.............................. 5.375    05/15/15      2,451,222
                                                                           ------------

          WASHINGTON  5.2%
 3,410    Clark Cnty, WA Pub Util Dist Rfdg (FSA
          Insd)....................................... 5.500    01/01/08      3,737,360
 2,595    Clark Cnty, WA Pub Util Dist Rfdg (FSA
          Insd)....................................... 5.500    01/01/09      2,851,178
 1,300    Energy Northwest, WA Elec Rev Proj No. 3 Ser
          A Rfdg (FSA Insd)........................... 5.500    07/01/17      1,383,876
 1,000    Grant Cnty, WA Pub Util Dist Ser H Rfdg (FSA
          Insd)....................................... 5.375    01/01/15      1,066,680
 4,400    King Cnty, WA Ser B Rfdg (MBIA Insd)........ 5.250    01/01/34      4,349,840
 1,500    Port Seattle, WA Rev Ser A (FGIC Insd)...... 5.000    04/01/31      1,434,900
                                                                           ------------
                                                                             14,823,834
                                                                           ------------
          WISCONSIN  1.3%
 2,345    Appleton, WI Wtrwks Rev Rfdg (FGIC Insd).... 5.375    01/01/19      2,429,748
 1,375    Wisconsin St Hlth & Ed Fac Agnesian Hlthcare
          Inc......................................... 6.000    07/01/30      1,389,754
                                                                           ------------
                                                                              3,819,502
                                                                           ------------
          GUAM  1.0%
 2,800    Guam Pwr Auth Rev Ser A (AMBAC Insd)........ 5.250    10/01/34      2,817,108
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          PUERTO RICO  0.4%
$1,000    Puerto Rico Indl Tourist Ed Med &
          Environmental Ctl Fac Fin Auth Higher Ed
          Rev......................................... 5.375%   02/01/19   $  1,004,040
                                                                           ------------

TOTAL LONG-TERM INVESTMENTS  154.9%
  (Cost $421,054,988)...................................................    443,564,704
SHORT-TERM INVESTMENTS  0.9%
  (Cost $2,700,000).....................................................      2,700,000
                                                                           ------------

TOTAL INVESTMENTS  155.8%
  (Cost $423,754,988)...................................................    446,264,704
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%.............................      5,279,424
PREFERRED SHARES (57.6%)................................................   (165,099,582)
                                                                           ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..........................   $286,444,546
                                                                           ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(d) These securities are restricted and may be resold only in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002

ASSETS:
Total Investments (Cost $423,754,988).......................  $446,264,704
Cash........................................................        58,481
Receivables:
  Interest..................................................     6,566,761
  Investments Sold..........................................     4,593,429
Other.......................................................         8,094
                                                              ------------
    Total Assets............................................   457,491,469
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     5,417,740
  Investment Advisory Fee...................................       221,957
  Affiliates................................................        20,924
Trustees' Deferred Compensation and Retirement Plans........       180,550
Accrued Expenses............................................       106,170
                                                              ------------
    Total Liabilities.......................................     5,947,341
Preferred Shares............................................   165,099,582
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $286,444,546
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($286,444,546 divided by
  28,684,985 shares outstanding)............................  $       9.99
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 28,684,985 shares issued and
  outstanding)..............................................  $    286,850
Paid in Surplus.............................................   265,829,515
Net Unrealized Appreciation.................................    22,509,716
Accumulated Undistributed Net Investment Income.............     1,646,876
Accumulated Net Realized Loss...............................    (3,828,411)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $286,444,546
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 1,000,000
  shares, 330 issued with liquidation preference of $500,000 per share)................................................  $165,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $451,444,546
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2002

INVESTMENT INCOME:
Interest....................................................  $23,271,716
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    2,683,234
Preferred Share Maintenance.................................      434,823
Legal.......................................................       53,046
Trustees' Fees and Related Expenses.........................       44,944
Custody.....................................................       28,333
Other.......................................................      295,415
                                                              -----------
    Total Expenses..........................................    3,539,795
                                                              -----------
NET INVESTMENT INCOME.......................................  $19,731,921
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 4,307,437
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   17,957,332
  End of the Period.........................................   22,509,716
                                                              -----------
Net Unrealized Appreciation During the Period...............    4,552,384
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 8,859,821
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(3,015,335)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $25,576,407
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                          YEAR ENDED      YEAR ENDED
                                                         JUNE 30, 2002   JUNE 30, 2001
                                                         -----------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................  $ 19,731,921    $ 21,492,062
Net Realized Gain......................................     4,307,437       2,126,608
Net Unrealized Appreciation During the Period..........     4,552,384      16,690,337
Distributions to Preferred Shareholders:
  Net Investment Income................................    (3,015,335)     (6,592,402)
                                                         ------------    ------------
Change in Net Assets from Operations...................    25,576,407      33,716,605

Distributions to Common Shareholders:
  Net Investment Income................................   (15,144,816)    (15,704,326)
                                                         ------------    ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....    10,431,591      18,012,279
NET ASSETS:
Beginning of the Period................................   276,012,955     258,000,676
                                                         ------------    ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,646,876 and ($241,640),
  respectively)........................................  $286,444,546    $276,012,955
                                                         ============    ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 --------------------------------------
                                                  2002 (D)        2001          2000
                                                 --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.......  $     9.62    $     8.99    $     9.56
                                                 ----------    ----------    ----------
  Net Investment Income........................         .70           .75           .81
  Net Realized and Unrealized Gain/Loss........         .31           .66          (.55)
  Common Share Equivalent of Distributions Paid
  to Preferred Shareholders:
    Net Investment Income......................        (.11)         (.23)         (.22)
                                                 ----------    ----------    ----------
Total from Investment Operations...............         .90          1.18           .04
Less Distributions Paid to Common Shareholders:
  Net Investment Income........................         .53           .55           .61
  Net Realized Gain............................         -0-           -0-           -0-
                                                 ----------    ----------    ----------
NET ASSET VALUE, END OF THE PERIOD.............  $     9.99    $     9.62    $     8.99
                                                 ==========    ==========    ==========
Common Share Market Price at End of the
  Period.......................................  $     8.85    $     8.89    $   8.6875
Total Return (e)...............................       5.64%         8.88%        -3.08%
Net Assets at End of the Period (In
  millions)....................................  $    286.4    $    276.0    $    258.0
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (a)..............       1.25%         1.27%         1.32%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (a).......       6.99%         7.94%         9.06%
Portfolio Turnover.............................         41%           50%           54%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets
  Including Preferred Shares (a)...............        .79%          .79%          .81%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (b).......       5.92%         5.50%         6.59%
SENIOR SECURITIES:
Total Preferred Shares Outstanding.............         330           330           330
Asset Coverage Per Preferred Share (c).........  $1,368,316    $1,336,403    $1,281,820
Involuntary Liquidating Preference Per
  Preferred Share..............................  $  500,000    $  500,000    $  500,000
Average Market Value Per Preferred Share.......  $  500,000    $  500,000    $  500,000

(a) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(b) Ratios reflect the effect of dividend payments to preferred shareholders.

(c) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(d) As required, effective July 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended June 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .04%. Per share, ratios and supplemental data for the periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(e) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

YEAR ENDED JUNE 30,
--------------------------------------------------------------------------------------------
       1999         1998         1997         1996         1995         1994         1993
--------------------------------------------------------------------------------------------
    $    10.26   $    10.01   $     9.76   $     9.76   $     9.92   $    11.13   $    10.69
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
           .84          .89          .92          .94          .96         1.00         1.07
          (.70)         .26          .26          .05         (.06)       (1.21)         .52
          (.19)        (.21)        (.21)        (.22)        (.22)        (.16)        (.16)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
          (.05)         .94          .97          .77          .68         (.37)        1.43
           .65          .69          .72          .77          .84          .84          .83
           -0-          -0-          -0-          -0-          -0-          -0-          .16
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
    $     9.56   $    10.26   $    10.01   $     9.76   $     9.76   $     9.92   $    11.13
    ==========   ==========   ==========   ==========   ==========   ==========   ==========
    $    9.625   $   10.875   $   10.875   $    9.875   $   11.125   $   11.125   $    12.00
        -5.68%        6.85%       18.32%       -4.27%        8.59%       -0.05%       15.20%
    $    274.1   $    292.3   $    283.2   $    273.7   $    271.1   $    272.7   $    302.9
         1.24%        1.23%        1.28%        1.31%        1.33%        1.28%        1.25%
         8.23%        8.69%        9.25%        9.47%        9.85%        9.30%        9.90%
           98%         103%          53%          29%          38%          45%          45%
          .79%         .79%         .80%         .82%         .83%         .82%         .80%
         6.35%        6.64%        7.18%        7.26%        7.56%        7.86%        8.41%
           330          330          330          330          330          330          330
    $1,330,642   $1,385,892   $1,358,326   $1,329,390   $1,321,483   $1,326,388   $1,417,940
    $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000
    $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust commenced investment operations on August 26, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, the Trust has $4,281,300 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

    As required, effective July 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to July 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $316,746 increase in cost of securities and a corresponding $316,746 decrease in net unrealized appreciation based on securities held by the Trust on July 1, 2001.

    The effect of this change for the year ended June 30, 2002 was to increase net investment income by $127,662; decrease net unrealized appreciation by $72,200, and decrease net realized gains by $55,462. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilized provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Trust had an accumulated capital loss carryforward for tax purposes of $3,772,947 which will expire between June 30, 2008 and June 30, 2009.

    At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $423,366,042
                                                              ============
Gross tax unrealized appreciation...........................  $ 24,046,722
Gross tax unrealized depreciation...........................    (1,148,060)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 22,898,662
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during 2002 and 2001 were as follows:

                                                               2002      2001
Distributions paid from:
  Ordinary income...........................................  $85,634   $9,233
  Long-term capital gain....................................        0        0
                                                              -------   ------
                                                              $85,634   $9,233
                                                              =======   ======

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

    As of June 30, 2002, the component of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $18,899
Undistributed long-term capital gain........................        0

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Rate Adjusted Tax-Exempt Shares ("Rates") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to Rate shareholders are now classified as a component of the "Increase in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this year's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust.

    For the year ended June 30, 2002, the Trust recognized expenses of approximately $30,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended June 30, 2002, the Trust recognized expenses of approximately $53,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $179,259,432 and $179,016,012, respectively.

4. PREFERRED SHARES

The Trust has outstanding 330 shares of Rate Adjusted Tax-Exempt Shares ("Rates") in three series of 110 shares each. Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The average rate in effect on June 30, 2002 was 1.361%. During the year ended June 30, 2002, the rates ranged from 1.273% to 2.980%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The Rates are redeemable at the option of the Trust in whole or in part at a price of $500,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the Rates are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Income Trust (the "Trust"), including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 5, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Income Trust as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2002

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended June 30, 2002. The Trust designated 99.5% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 12, 2002, where shareholders voted on the election of trustees.

1) With regards to the election of the following trustees by common shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
David C. Arch.........................................  24,848,030            559,950
Howard J Kerr.........................................  24,821,725            586,254

The other trustees of the Trust whose terms did not expire in 2002 are Hugo F. Sonnenschein, Rod Dammeyer, Theodore A. Myers, Richard F. Powers, III, and Wayne
W. Whalen.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Trust and their principal occupations for the last five years, other directorships held by the trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
David C. Arch (57)         Trustee      Trustee     Mr. Arch is Chairman and Chief Executive            37
Blistex Inc.                            since 1988  Officer of Blistex Inc., a consumer health
1800 Swift Drive                                    care products manufacturer, and former
Oak Brook, IL 60523                                 Director of the World Presidents
                                                    Organization-Chicago Chapter. Mr. Arch is also
                                                    a Trustee or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
David C. Arch (57)         Mr. Arch is a member of
Blistex Inc.               the Board of Directors of
1800 Swift Drive           the Heartland Alliance, a
Oak Brook, IL 60523        non-profit organization
                           serving human needs based
                           in Chicago.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Rod Dammeyer (61)          Trustee      Trustee     Mr. Dammeyer is President of CAC, llc., a           37
CAC, llc.                               since 1988  private company offering capital investment
676 North Michigan Avenue                           and management advisory services. Mr. Dammeyer
Suite 2800                                          is also a Trustee or Managing General Partner
Chicago, IL 60611                                   of other investment companies advised by the
                                                    Advisers. Prior to February 2001, Mr. Dammeyer
                                                    was Vice Chairman and Director of Anixter
                                                    International, Inc. and IMC Global Inc. Prior
                                                    to July 2000, Mr. Dammeyer was a Managing
                                                    Partner of Equity Group Corporate Investment
                                                    (EGI), a company that makes private
                                                    investments in other companies. Prior to 1997,
                                                    Mr. Dammeyer was President, Chief Executive
                                                    Officer and a Director of Great American
                                                    Management & Investment, Inc., a diversified
                                                    manufacturing company.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Rod Dammeyer (61)          Mr. Dammeyer is a member
CAC, llc.                  of the Board of Directors
676 North Michigan Avenue  of TeleTech Holdings
Suite 2800                 Inc., Stericycle, Inc.,
Chicago, IL 60611          GATX Corporation,
                           Therasense, Inc. and
                           Peregrine Systems Inc.
                           and a member of the Board
                           of Trustees of the
                           University of Chicago
                           Hospitals and Health
                           Systems. Prior to July
                           2000, Mr. Dammeyer was a
                           member of the Board of
                           Directors of Allied Riser
                           Communications Corp.,
                           Matria Healthcare Inc.,
                           Transmedia Networks,
                           Inc., CNA Surety, Corp.
                           and Grupo Azcarero Mexico
                           (GAM). Prior to April
                           1999, Mr. Dammeyer was a
                           Director of Metal
                           Management, Inc. Prior to
                           1998, Mr. Dammeyer was a
                           Director of Lukens, Inc.,
                           Capsure Holdings Corp.,
                           Revco D.S., Inc., the
                           Chase Manhattan
                           Corporation National
                           Advisory Board and Sealy,
                           Inc. Prior to 1997, Mr.
                           Dammeyer was a Director
                           of Flacon Building
                           Products, Inc.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Howard J Kerr (66)         Trustee      Trustee     Mr. Kerr is a Trustee or Managing General           37
736 North Western Avenue                since 1992  Partner of other investment companies advised
P.O. Box 317                                        by the Advisers. Prior to 1998, Mr. Kerr was
Lake Forest, IL 60045                               the President and Chief Executive Officer of
                                                    Pocklington Corporation, Inc., an Investment
                                                    holding company.
Theodore A. Myers (72)     Trustee      Trustee     Mr. Myers is a financial consultant. Mr. Myers      37
550 Washington Avenue                   since 1988  is also a Trustee or Managing General Partner
Glencoe, IL 60022                                   of other investment companies advised by the
                                                    Advisers. Prior to 1998, Mr. Myers was a
                                                    Senior Financial Advisor (and, prior to 1997,
                                                    an Executive Vice President, Chief Financial
                                                    Officer and Director) of Qualitech Steel
                                                    Corporation, a producer of high quality
                                                    engineered steels for automotive,
                                                    transportation and capital goods industries.
                                                    Prior to 1997, Mr. Myers was a member of the
                                                    Arthur Andersen Chief Financial Officers'
                                                    Committee.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Howard J Kerr (66)         Mr. Kerr is a Director of
736 North Western Avenue   Canbra Foods, Ltd., a
P.O. Box 317               Canadian oilseed
Lake Forest, IL 60045      crushing, refining,
                           processing and packaging.
                           operation, and the Marrow
                           Foundation.
Theodore A. Myers (72)     Mr. Myers is a Director
550 Washington Avenue      of Met Life Investors
Glencoe, IL 60022          (formerly known as COVA
                           Financial Life
                           Insurance). Prior to
                           1997, Mr. Myers was a
                           Director of McLouth
                           Steel.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Hugo F. Sonnenschein (61)  Trustee      Trustee     Mr. Sonnenschein is President Emeritus and          37
1126 E. 59th Street                     since 1994  Honorary Trustee of the University of Chicago
Chicago, IL 60637                                   and the Hutchinson Distinguished Service
                                                    Professor in the Department of Economics at
                                                    the University of Chicago. Prior to July 2000,
                                                    Mr. Sonnenschein was President of the
                                                    University of Chicago. Mr. Sonnenschein is a
                                                    member of the Board of Trustees of the
                                                    University of Rochester and a member of its
                                                    investment committee. Mr. Sonnenschein is a
                                                    member of the National Academy of Sciences,
                                                    the American Philosophical Society, and a
                                                    fellow of the American Academy of Arts and
                                                    Sciences. Mr. Sonnenschein is also a Trustee
                                                    or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Hugo F. Sonnenschein (61)
1126 E. 59th Street
Chicago, IL 60637

INTERESTED TRUSTEES*:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INTERESTED TRUSTEE         TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Richard F. Powers, III*    Chairman     Trustee     Mr. Powers is Chairman, Director, President,        98
(56)                                    since 1999  Chief Executive Officer and Managing Director
1 Parkview Plaza                                    of Van Kampen; Chairman, Director, Chief
Oakbrook Terrace, IL                                Executive Officer and Managing Director of the
60181                                               Advisers, Distributor, Van Kampen Advisors
                                                    Inc. and Van Kampen Management Inc.; Director
                                                    of other subsidiaries of Van Kampen; and Chief
                                                    Sales and Marketing Officer of Morgan Stanley
                                                    Asset Management Inc. Mr. Powers is also
                                                    Chairman of the Board, Trustee/Director and
                                                    President of funds in the Fund Complex. Prior
                                                    to May 1998, Mr. Powers was Executive Vice
                                                    President; and Director of Marketing of Morgan
                                                    Stanley and Director of Dean Witter Discover &
                                                    Co. and Dean Witter Realty. Prior to 1996, Mr.
                                                    Powers was Director of Dean Witter Reynolds
                                                    Inc.
Wayne W. Whalen* (62)      Trustee      Trustee     Mr. Whalen is a Partner in the law firm of          98
333 West Wacker Drive                   since 1988  Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                                   (Illinois), legal counsel to certain funds
                                                    advised by the Advisers. Mr. Whalen is a
                                                    Trustee, Director or Managing General Partner
                                                    of other funds advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(56)
1 Parkview Plaza
Oakbrook Terrace, IL
60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person to certain of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Mr. Powers is an interested person of such funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                             President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to December 2000, Executive Vice President
                                                              and Chief Investment Officer of Van Kampen Investments, and
                                                              President and Chief Operating Officer of the Advisers. Prior
                                                              to April 2000, Executive Vice President and Chief Investment
                                                              Officer for Equity Investments of the Advisers. Prior to
                                                              October 1998, Vice President and Senior Portfolio Manager
                                                              with AIM Capital Management, Inc. Prior to February 1998,
                                                              Senior Vice President and Portfolio Manager of Van Kampen
                                                              American Capital Asset Management, Inc., Van Kampen American
                                                              Capital Investment Advisory Corp. and Van Kampen American
                                                              Capital Management, Inc.
Joseph J. McAlinden (59)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc. and Director of Morgan
New York, NY 10020                                            Stanley Trust for 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of Americas       Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
New York, NY 10020                                            Distributor, Investor Services and certain other
                                                              subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
920, 919, 107                                                  Member NASD/SIPC.
VMT ANR 8/02                                                     6949H02-AS-8/02